UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXZ)

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Important Notice
to Fund Shareholders

August 22, 2007

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Proxy Statement?

A.	You are being asked to vote on two important matters affecting your Fund:

(1) Approval of a New Investment Management Agreement. Nuveen Asset Management (“NAM”) serves as your Fund’s investment adviser. Nuveen Investments, Inc. (“Nuveen”), the parent company of NAM, recently announced its intention to be acquired by investors led by Madison Dearborn Partners, LLC, and to thereby become a privately-held company. In the event this takes place, securities laws require your Fund’s shareholders to approve a new investment management agreement between NAM and the Fund; and

(2) Ratification of Independent Registered Public Accounting Firm. This year, you and other Fund shareholders are being asked to ratify the selection of the independent registered public accounting firm. Ernst and Young LLP has been selected to serve as your Fund’s independent registered public accounting firm.

Your Fund’s Board, including the independent Board members, unanimously recommends that you vote FOR each proposal.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders do not cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

Q.	How will I as a Fund shareholder be affected if Nuveen becomes a privately-held company?

A.	Your Fund investment will not change as a result of NAM’s change of ownership. You will still own the same Fund shares and the underlying value of those shares will not change as a result of the transaction. NAM will continue to manage your Fund according to the same objectives and policies as before, and does not anticipate any significant changes to its operations.

Q.	Will there be any important differences between my Fund’s new investment management agreement and the current agreement?

A.	No. The terms of the two agreements are substantially identical. There will be no change in the fees you pay, who manages your Fund, your Fund’s objectives and policies, or your Fund’s day-to-day management.

Q.	What will happen if shareholders do not approve the new investment management agreement?

A.	NAM will continue to manage your Fund under an interim investment management agreement, but must place its compensation for its services during this interim period in escrow, pending shareholder approval. This is discussed in more detail in the proxy statement. Your Fund’s Board urges you to vote without delay in order to avoid potential disruption to the Fund’s operations.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, your Fund proxy solicitor, at 866-434-7510 with your proxy material.

Q.	How do I vote my shares?

A.	You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
Notice of Special Meeting
of Shareholders

August 22, 2007

Nuveen California Dividend Advantage Municipal Fund (NAC)
Nuveen California Dividend Advantage Municipal Fund 2 (NVX)
Nuveen California Dividend Advantage Municipal Fund 3 (NZH)
Nuveen California Premium Income Municipal Fund (NCU)
Nuveen Insured California Dividend Advantage Municipal Fund (NKL)
Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX)
Nuveen Insured Premium Income Municipal Fund 2 (NPX)
Nuveen Dividend Advantage Municipal Fund (NAD)
Nuveen Dividend Advantage Municipal Fund 2 (NXZ)
Nuveen Dividend Advantage Municipal Fund 3 (NZF)
Nuveen Insured Dividend Advantage Municipal Fund (NVG)
Nuveen Insured Tax-Free Advantage Municipal Fund (NEA)
Nuveen Municipal High Income Opportunity Fund (NMZ)
Nuveen Select Maturities Municipal Fund (NIM)
Nuveen Select Tax-Free Income Portfolio (NXP)
Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
Nuveen Select Tax-Free Income Portfolio 3 (NXR)
Nuveen California Select Tax-Free Income Portfolio (NXC)
Nuveen New York Select Tax-Free Income Portfolio (NXN)
Nuveen New York Dividend Advantage Municipal Fund (NAN)
Nuveen New York Dividend Advantage Municipal Fund 2 (NXK)
Nuveen Insured New York Dividend Advantage Municipal Fund (NKO)
Nuveen Insured New York Tax-Free Advantage Municipal Fund (NRK)

To the Shareholders of the Above Funds:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Nuveen California Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen California Premium Income Municipal Fund, Nuveen Insured California Dividend Advantage Municipal Fund, Nuveen Insured California Tax-Free Advantage Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2, Nuveen Dividend Advantage Municipal Fund 3, Nuveen Insured Dividend Advantage Municipal Fund, Nuveen Insured Tax-Free Advantage Municipal Fund, Nuveen Municipal High Income Opportunity Fund, Nuveen Select Maturities Municipal Fund, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen California Select Tax-Free Income Portfolio, Nuveen New York Select Tax-Free Income Portfolio, Nuveen New York Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund 2, Nuveen Insured New York Dividend Advantage Municipal Fund and Nuveen Insured New York Tax-Free Advantage Municipal Fund, each a Massachusetts business trust (each a “Fund” and collectively, the “Funds”), will be held (along with meetings of shareholders of several other Nuveen funds) in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago,

Illinois 60606, on Friday, October 12, 2007, at 10:00 a.m., Central time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

Matters to Be Voted on by Shareholders:

1.	To approve a new investment management agreement between each Fund and Nuveen Asset Management (“NAM”), each Fund’s investment adviser.

2.	To ratify the selection of Ernst & Young LLP as independent registered public accounting firm for the current fiscal year.

3.	To transact such other business as may properly come before the Meeting.

Shareholders of record at the close of business on August 1, 2007 are entitled to notice of and to vote at the Meeting.

All shareholders are cordially invited to attend the Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy
Vice President and Secretary

333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
Joint Proxy Statement

August 22, 2007

Nuveen California Dividend Advantage Municipal Fund (NAC)
Nuveen California Dividend Advantage Municipal Fund 2 (NVX)
Nuveen California Dividend Advantage Municipal Fund 3 (NZH)
Nuveen California Premium Income Municipal Fund (NCU)
Nuveen Insured California Dividend Advantage Municipal Fund (NKL)
Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX)
Nuveen Insured Premium Income Municipal Fund 2 (NPX)
Nuveen Dividend Advantage Municipal Fund (NAD)
Nuveen Dividend Advantage Municipal Fund 2 (NXZ)
Nuveen Dividend Advantage Municipal Fund 3 (NZF)
Nuveen Insured Dividend Advantage Municipal Fund (NVG)
Nuveen Insured Tax-Free Advantage Municipal Fund (NEA)
Nuveen Municipal High Income Opportunity Fund (NMZ)
Nuveen Select Maturities Municipal Fund (NIM)
Nuveen Select Tax-Free Income Portfolio (NXP)
Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
Nuveen Select Tax-Free Income Portfolio 3 (NXR)
Nuveen California Select Tax-Free Income Portfolio (NXC)
Nuveen New York Select Tax-Free Income Portfolio (NXN)
Nuveen New York Dividend Advantage Municipal Fund (NAN)
Nuveen New York Dividend Advantage Municipal Fund 2 (NXK)
Nuveen Insured New York Dividend Advantage Municipal Fund (NKO)
Nuveen Insured New York Tax-Free Advantage Municipal Fund (NRK)

This Joint Proxy Statement is first being mailed to shareholders on or about August 22, 2007.

General Information

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (each a “Board” and collectively, the “Boards,” and each Trustee a “Board Member” and collectively, the “Board Members”) of Nuveen California Dividend Advantage Municipal Fund (“California Dividend Advantage”), Nuveen California Dividend Advantage Municipal Fund 2 (“California Dividend Advantage 2”), Nuveen California Dividend Advantage Municipal Fund 3 (“California Dividend Advantage 3”), Nuveen California Premium Income Municipal Fund (“California Premium Income”), Nuveen Insured California Dividend Advantage Municipal Fund (“Insured California Dividend Advantage”), Nuveen Insured California Tax-Free Advantage Municipal Fund (“Insured California Tax-Free Advantage”), Nuveen Insured Premium Income Municipal Fund 2 (“Insured Premium Income 2”), Nuveen Dividend Advantage Municipal Fund (“Dividend Advantage”), Nuveen Dividend Advantage Municipal Fund 2 (“Dividend Advantage 2”), Nuveen Dividend Advantage Municipal Fund 3 (“Dividend Advantage 3”), Nuveen Insured Dividend Advantage Municipal Fund (“Insured Dividend Advantage”), Nuveen Insured Tax-Free Advantage Municipal Fund (“Insured Tax-Free Advantage”), Nuveen Municipal High Income Opportunity Fund (“Municipal High Income”), Nuveen Select Maturities Municipal Fund (“Select Maturities”), Nuveen Select Tax-Free Income Portfolio (“Select Portfolio”), Nuveen Select Tax-Free Income Portfolio 2 (“Select Portfolio 2”), Nuveen Select Tax-Free Income Portfolio 3

(“Select Portfolio 3”), Nuveen California Select Tax-Free Income Portfolio (“California Portfolio”), Nuveen New York Select Tax-Free Income Portfolio (“New York Portfolio”), Nuveen New York Dividend Advantage Municipal Fund (“New York Dividend Advantage”), Nuveen New York Dividend Advantage Municipal Fund 2 (“New York Dividend Advantage 2”), Nuveen Insured New York Dividend Advantage Municipal Fund (“Insured New York Dividend Advantage”) and Nuveen Insured New York Tax-Free Advantage Municipal Fund (“Insured New York Tax-Free Advantage”), each a Massachusetts business trust (each a “Fund” and collectively, the “Funds”), of proxies to be voted at a Special Meeting of Shareholders to be held (along with the meeting of shareholders of several other Nuveen funds) in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Friday, October 12, 2007, at 10:00 a.m., Central time, (for each Fund, a “Meeting” and collectively, the “Meetings”), and at any and all adjournments thereof.

On the matters coming before each Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a properly executed proxy is returned and no choice is specified, the shares will be voted FOR approval of the new investment management agreement and FOR the ratification of the selection of the independent registered public accounting firm. Shareholders who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

Matter		Common Shares	Preferred Shares(1)

1.	To approve a new investment management agreement between Nuveen Asset Management (“NAM” or the “Adviser”) and each Fund	X	X

2.	To ratify the selection of independent registered public accounting firm	X	X

(1)	Municipal Auction Rate Cumulative Preferred Shares are referred to as “Preferred Shares.” Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio have not issued Preferred Shares.

A quorum of shareholders is required to take action at each Meeting. A majority of the shares entitled to vote at each Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Meeting. Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the new investment management agreement and ratification of the selection of independent auditors, abstentions and broker non-votes will have the same effect as shares voted against the proposal. The details of the proposals to be voted on by the shareholders of each Fund and the vote required for approval of the proposals are set forth under the description of the proposals below.

Preferred Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Meeting, or, if adjourned, one business day before the day to which the Meeting is adjourned, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all Preferred shareholders as a class who have voted on the proposal or in the same proportion as the votes cast by all Preferred shareholders of the Fund who have voted on that item. Rule 452 permits proportionate voting of Preferred Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

Those persons who were shareholders of record at the close of business on August 1, 2007, will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held (the “Record Date”). As of the Record Date, the shares of the Funds were issued and outstanding as follows:

Fund	Ticker Symbol*	Common Shares	Preferred Shares

California Dividend Advantage	NAC	23,480,253	Series TH	3,500
			Series F	3,500

California Dividend Advantage 2	NVX	14,797,422	Series M	2,200
			Series F	2,200

California Dividend Advantage 3	NZH	24,132,334	Series M	3,740
			Series TH	3,740
			Series F	2,200

California Premium Income	NCU	5,775,188	Series M	1,720

Insured California Dividend	NKL	15,286,005	Series T	2,360
Advantage			Series F	2,360
			Series TH	1,900

Insured California Tax-Free Advantage	NKX	5,885,441	Series TH	1,800

Insured Premium Income 2	NPX	37,353,511	Series M	2,080
			Series T	2,200
			Series W	2,080
			Series TH	2,200
			Series F	2,196

Dividend Advantage	NAD	39,287,297	Series M	4,000
			Series T	4,000
			Series TH	3,800

Fund	Ticker Symbol*	Common Shares	Preferred Shares

Dividend Advantage 2	NXZ	29,392,010	Series M	3,000
			Series T	3,000
			Series F	2,880

Dividend Advantage 3	NZF	40,378,174	Series W	4,160
			Series TH	4,160
			Series F	4,160

Insured Dividend Advantage	NVG	29,813,299	Series M	3,160
			Series T	3,080
			Series TH	3,080

Insured Tax-Free Advantage	NEA	18,521,321	Series T	2,880
			Series W	2,880

Municipal High Income	NMZ	23,331,864	Series M	3,000
			Series T	1,600
			Series W	1,600

Select Maturities	NIM	12,396,405	N/A

Select Portfolio	NXP	16,394,661	N/A

Select Portfolio 2	NXQ	17,607,068	N/A

Select Portfolio 3	NXR	12,964,124	N/A

California Portfolio	NXC	6,258,495	N/A

New York Portfolio	NXN	3,908,222	N/A

New York Dividend Advantage	NAN	9,265,330	Series F	2,760

New York Dividend Advantage 2	NXK	6,495,716	Series W	1,880

Insured New York Dividend Advantage	NKO	7,964,131	Series TH	2,440

Insured New York Tax-Free Advantage	NRK	3,513,360	Series TH	1,080

*	The common shares of all of the Funds are listed on the New York Stock Exchange, except NVX, NZH, NCU, NKL, NKX, NXZ, NZF, NVG, NEA, NMZ, NKO, NXK and NRK, which are listed on the American Stock Exchange.

The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2006 is set forth in Appendix A. On December 31, 2006, Board Members and executive officers as a group beneficially owned approximately 1,400,000 shares of all funds managed by NAM (including shares held by Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan). Each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund. As of the Record Date, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. As of the Record Date, no shareholder beneficially owned more than 5% of any class of shares of any Fund.

1.	Approval of the New Investment Management Agreements

Background

Under an investment management agreement between the Adviser and each Fund (each, an “Original Investment Management Agreement” and collectively, the “Original Investment Management Agreements”), NAM serves as each Fund’s investment adviser and is responsible for each Fund’s overall investment strategy and its implementation. The date of each Fund’s Original Investment Management Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board are provided in Appendix B. NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is currently a publicly traded company.

On June 19, 2007, Nuveen entered into a merger agreement (the “Transaction Agreement”) providing for the acquisition of Nuveen by Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois (the “Transaction”). Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds. Other owners of Windy City include Merrill Lynch & Co.’s Global Private Equity group and affiliates (including private equity funds) of Wachovia, Citigroup and Deutsche Bank. If the Transaction is completed, Nuveen will become a wholly-owned subsidiary of Windy City and Nuveen will become a privately-held company. Completion of the Transaction is subject to a number of conditions, including obtaining the approval of Nuveen’s stockholders and obtaining consent to the Transaction by a certain percentage of NAM’s clients representing at least 80% of annualized revenue (which includes fund shareholder approval of new investment management agreements with NAM). Nuveen and Windy City currently expect to complete the Transaction in the fourth quarter of 2007.

Upon completion of the Transaction, it is anticipated that Merrill Lynch will be an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of each Fund. As a result, each Fund would then generally be prohibited from entering into principal transactions with Merrill Lynch and certain of its affiliates. NAM does not believe that any such prohibition or limitation would have a materially adverse effect on any Fund’s ability to pursue its investment objective and policies.

Nuveen is relying on Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Each of the Funds currently meets this test. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission (the “SEC”)) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Under the Transaction Agreement, Windy City acknowledges Nuveen’s reliance on Section 15(f) of the 1940 Act and has agreed that it and its affiliates (as defined in the Transaction Agreement) shall conduct its business and use commercially reasonable efforts to enable the provisions of Section 15(f) to be true in relation to the Funds.

In addition, to help ensure that an unfair burden is not imposed on the Funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Fund; (ii) not to reduce voluntary expense reimbursement levels for any Fund from their currently scheduled prospective levels during that period; (iii) that no Fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that NAM shall not cause the Funds and other municipal funds that NAM manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what NAM has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other “minority owners” to fill the void necessitated by not being able to use Merrill Lynch).

Each Original Investment Management Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of the Adviser is deemed to be an assignment. The consummation of the Transaction will result in a change in control of the Adviser and therefore cause the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act.

In anticipation of the Transaction, each Fund’s Board met in person at a joint meeting on July 31, 2007 for purposes of, among other things, considering whether it would be in the best interests of each Fund and its shareholders to approve a new investment management agreement between the Fund and NAM in substantially the same form as the Original Investment Management Agreement to take effect immediately after the Transaction or shareholder approval, whichever is later (each a “New Investment Management Agreement” and collectively, the “New Investment Management Agreements”). The form of the New Investment Management Agreement is attached hereto as Appendix C.

The 1940 Act requires that each New Investment Management Agreement be approved by the Fund’s shareholders in order for it to become effective. At the July 31, 2007 Board meeting, and for the reasons discussed below (see “Board Considerations” below), each Board, including the Board Members who are not parties to the Original Investment Management Agreements or New Investment Management Agreements entered into by the Adviser with respect to any Fund or who are not “interested persons” of the Funds or the Adviser as defined in the 1940 Act (the “Independent Board Members”), unanimously approved the New Investment Management Agreement and unanimously recommended its approval by shareholders in order to assure continuity of investment advisory services to the Fund after the Transaction. In the event shareholders of a Fund do not approve the New Investment Management Agreement at the Meeting or any adjournment thereof prior to the closing of the Transaction, an interim investment management agreement between the Adviser and each such Fund (each, an

“Interim Investment Management Agreement” and collectively, the “Interim Investment Management Agreements”) will take effect upon the closing of the Transaction.

At the July 31, 2007 meeting, each Board, including the Independent Board Members, also unanimously approved the Interim Investment Management Agreements in order to assure continuity of investment advisory services to the Funds after the Transaction. The terms of each Interim Investment Management Agreement are substantially identical to those of the Original Investment Management Agreements and New Investment Management Agreements, except for the term and escrow provisions described below. If a Fund’s shareholders have not approved a New Investment Management Agreement prior to the Transaction, an Interim Investment Management Agreement will take effect upon the closing of the Transaction and will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of a Fund approve the New Investment Management Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Adviser under an Interim Investment Management Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Investment Management Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Investment Management Agreement will be paid to the Adviser. If shareholders of a Fund do not approve the New Investment Management Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders, and the Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Investment Management Agreement or the total amount in the escrow account, plus interest earned.

Comparison of Original Investment Management Agreement and New Investment Management Agreement

The terms of each New Investment Management Agreement, including fees payable to the Adviser by the Fund thereunder, are substantially identical to those of the Original Investment Management Agreement, except for the date of effectiveness. There is no change in the fee rate payable by each Fund to the Adviser. If approved by shareholders of a Fund, the New Investment Management Agreement for the Fund will expire on August 1, 2008, unless continued. Each New Investment Management Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Investment Management Agreement to the terms of the New Investment Management Agreement.

Investment Management Services. The investment management services to be provided by the Adviser to each Fund under the New Investment Management Agreements will be identical to those services currently provided by the Adviser to each Fund under the Original Investment Management Agreements. Both the Original Investment Management Agreements and New Investment Management Agreements provide that the Adviser shall manage the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment objective and policies and limitations and administer the Fund’s affairs to the extent requested by and subject to the oversight of the Fund’s Board. In addition, the investment management services will be provided by the same Adviser personnel under the New Investment Management Agreements as under the Original Investment Management Agreements. The Adviser does not anticipate that the Transaction will have any adverse effect on the performance of its obligations under the New Investment Management Agreements.

Fees. Under each Original Investment Management Agreement and New Investment Management Agreement, the Fund pays to the Adviser an investment management fee that consists of two components—a fund-level fee, calculated by applying a Fund-specific breakpoint fee schedule that pays progressively reduced fee rates at increased Fund-specific asset levels to the average daily managed assets (which includes assets attributable to all types of leverage used in leveraged funds) of that individual Fund, and a complex-level fee, calculated by applying a fee rate based on the aggregate managed assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States to a complex-wide fee schedule that would pay ever-reducing effective fee rates at increasing complex-wide assets, multiplied by that Fund’s average daily managed assets. The investment management fee paid by each Fund equals the sum of the fund-level fee and complex-level fee calculated for that Fund.

The fee schedules for the fund-level fee and complex-level fee breakpoint schedules under the New Investment Management Agreements for each Fund are identical to the fund-level fee and complex-level fee breakpoint schedules under the Original Investment Management Agreements. The annual fund-level fee schedule for each Fund under the Original Investment Management Agreements and the New Investment Management Agreements, the fees paid by each Fund to the Adviser during each Fund’s last fiscal year and the Fund’s net assets as of June 30, 2007 are set forth in Appendix D to this Proxy Statement. The fee schedule for the complex-level component is the same for each Fund under both the Original Investment Management Agreements and New Investment Management Agreements and is also set forth in Appendix D. That complex-wide fee schedule was recently reduced with an effective date of August 20, 2007, as reflected in Appendix D.

Payment of Expenses. Under each Original Investment Management Agreement and each New Investment Management Agreement, the Adviser shall furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s transfer agent) for the Fund.

Limitation on Liability. The Original Investment Management Agreements and New Investment Management Agreements provide that the Adviser will not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Continuance. The Original Investment Management Agreement of each Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the New Investment Management Agreement for that Fund, the New Investment Management Agreement will expire on August 1, 2008, unless continued. The New Investment Management Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Original Investment Management Agreement and New Investment Management Agreement for each Fund provide that the Agreement may be terminated at any time without the payment of any penalty by the Fund or Adviser on sixty (60) days’ written notice to the other party. A Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

Board Considerations

I.	Approval of Original Investment Management Agreements

The Board Members are responsible for overseeing the performance of the investment adviser to the Funds and determining whether to approve or continue the advisory arrangements. At a meeting held on May 21, 2007 (the “May Meeting”), the Board of each Fund, including the Independent Board Members, performed a full annual review of each Original Investment Management Agreement and unanimously approved the continuance of such agreements. Because the information provided and the considerations made at the annual review continue to be relevant with respect to the evaluation of the New Investment Management Agreements, the Board considered the foregoing as part of their deliberations of the New Investment Management Agreements. Accordingly, the discussions immediately below outline the materials and information presented to the Board in connection with the Board’s May annual review and the analysis undertaken and the conclusions reached by Board Members when determining to continue the Original Investment Management Agreements.

During the course of the year, the Board received a wide variety of materials relating to the services provided by NAM and the performance of the Funds. At each of its quarterly meetings, the Board reviewed investment performance and various matters relating to the operations of the Funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by NAM. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose. In preparation for their considerations at the May Meeting, the Independent Board Members also received extensive materials, well in advance of their meeting, which outlined or are related to, among other things:

•	the nature, extent and quality of services provided by NAM;

•	the organization and business operations of NAM, including the responsibilities of various departments and key personnel;

•	each Fund’s past performance as well as the Fund’s performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to customized benchmarks;

•	the profitability of Nuveen and certain industry profitability analyses for unaffiliated advisers;

•	the expenses of Nuveen in providing the various services;

•	the advisory fees and total expense ratios of each Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the “Peer Universe”) as well as compared to a subset of funds within the Peer Universe (the “Peer Group”) of the respective Fund (as applicable);

•	the advisory fees NAM assesses to other types of investment products or clients;

•	the soft dollar practices of NAM, if any; and

•	from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. Prior to and after the presentations and reviewing the written materials, the Independent Board Members met privately with their legal counsel to review the Board’s duties in reviewing advisory contracts and considering the renewal of the advisory contracts. The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund’s investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Funds. In evaluating the Original Investment Management Agreements, the Board Members also relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each Original Investment Management Agreement.

A.	Nature, Extent and Quality of Services

In considering renewal of the Original Investment Management Agreements, the Board Members considered the nature, extent and quality of NAM’s services. The Board Members reviewed materials outlining, among other things, Nuveen’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the municipal fund product line. As noted, the Board Members were already familiar with the organization, operations and personnel of NAM due to the Board Members’ experience in governing the respective Funds and working with NAM on matters relating to the Funds. With respect to personnel, the Board Members recognized NAM’s investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. In addition, the Board Members reviewed materials describing the current status and, in particular, the developments in 2006 with respect to NAM’s investment process, investment strategies (including additional tools used in executing such strategies), personnel (including portfolio management and research teams), trading process, hedging activities, risk management operations (e.g., reviewing credit quality, duration limits, and derivatives use, as applicable), and investment operations (such as enhancements to trading procedures, pricing procedures, and client services). The Board Members recognized Nuveen’s investment of resources and efforts to continue to enhance and refine its investment process.

In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the Funds, including,

•	product management;

•	fund administration;

•	oversight of shareholder services and other fund service providers;

•	administration of Board relations;

•	regulatory and portfolio compliance; and

•	legal support.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, Nuveen’s compliance activities for the Funds and enhancements thereto. In this regard, the Board Members recognized the quality of Nuveen’s compliance team. The Board Members further noted Nuveen’s negotiations with other service providers and the corresponding reduction in certain service providers’ fees.

With respect to closed-end Funds, in addition to the foregoing services, the Board Members also noted the additional services that NAM or its affiliates provide to closed-end Funds, including, in particular, its secondary market support activities. The Board Members recognized Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end Funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include:

•	maintaining shareholder communications;

•	providing advertising for the closed-end Funds;

•	maintaining its closed-end fund website;

•	maintaining continual contact with financial advisers;

•	providing educational symposia;

•	conducting research with investors and financial analysis regarding closed-end funds; and

•	evaluating secondary market performance.

With respect to the closed-end Funds that utilize leverage through the issuance of Preferred Shares, the Board Members noted Nuveen’s continued support for the holders of Preferred Shares by, among other things:

•	maintaining an in-house trading desk;

•	maintaining a product manager for the Preferred Shares;

•	developing distribution for Preferred Shares with new market participants;

•	maintaining an orderly auction process;

•	managing leverage and risk management of leverage; and

•	maintaining systems necessary to test compliance with rating agency criteria.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Original Investment Management Agreements were satisfactory.

B.	The Investment Performance of the Funds and NAM

The Board considered the investment performance for each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). The Board Members also reviewed portfolio level performance (which does not reflect fund level fees and expenses, and leverage) against customized benchmarks, as described in further detail below.

In evaluating the performance information, in certain instances, the Board Members noted that the closest Performance Peer Group for a Fund may not adequately reflect such Fund’s investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund’s performance with that of the Performance Peer Group.

With respect to state specific municipal funds, the Board Members also recognized that certain funds do not have a corresponding state specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. Funds that do not have corresponding state-specific Performance Peer Groups are from states other than New York, California, Florida, New Jersey, Michigan, and Pennsylvania. However, with respect to Funds based in Florida, New Jersey, Michigan and Pennsylvania, the peer group may be so small or the Nuveen funds may dominate the category to such an extent that performance information for such Funds was also compared to a more general category for all states (other than New York and California).

The Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2006. The Board Members also reviewed the Fund’s portfolio level performance (which does not reflect fund level fees and expenses, and leverage) compared to customized portfolio-level benchmarks for the one- and three-year periods ending December 31, 2006 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Board Members determined that each Fund’s investment performance over time had been satisfactory, subject to the following. With respect to various municipal closed-end funds, the Board Members noted relative total return underperformance in recent years compared to peers. The Board Members reviewed materials and discussed with NAM the factors contributing to the shift in performance including, among other things, the degree of risk undertaken by peers compared to the Funds (such as through the increased use of leverage or taking concentrated positions in high risk credits). In addition, the Board Members also considered a Fund’s dividend performance and the extent of any secondary market discounts. The Board Members noted NAM’s efforts to evaluate the factors affecting performance and determine whether modification to a Fund’s investment strategy is necessary or appropriate, and concluded they were satisfied with the steps being taken.

C.	Fees, Expenses and Profitability

1.	Fees and Expenses

In evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund’s advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for a Fund, the Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain Funds launched since 1999). The Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group had significant overlap or even consisted entirely of the same unaffiliated funds. In reviewing the comparisons of fee and expense information, the Board Members recognized that in certain cases, the Fund size relative to peers, the small size and odd composition of the Peer Group (including differences in objectives and strategies), expense anomalies, timing of information used or other factors impacting the comparisons thereby limited some of the usefulness of the comparative data. The Board Members also considered the differences in the use of leverage. Based on their review of the fee and expense information provided, the Board Members determined that each Fund’s net total expense ratio was within an acceptable range compared to peers.

2.	Comparisons with the Fees of Other Clients

The Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. With respect to municipal funds, such other clients include NAM’s municipal separately managed accounts. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Funds operate in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Board Members believe such facts justify the different levels of fees.

3.	Profitability of Nuveen

In conjunction with its review of fees, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen’s corporate finance group. The Board Members also reviewed data comparing Nuveen’s profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen’s increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D—“Approval of the New Investment Management Agreements—Economies of Scale and Whether Fee Levels Reflect These Economies of Scale” for information regarding subsequent modifications to the complex-wide fee.

E.	Indirect Benefits

In evaluating fees, the Board Members also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. With respect to closed-end funds, the Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen’s preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management Agreements are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to each Fund and that the renewal of the Original Investment Management Agreements be approved.

II.	Approval of the New Investment Management Agreements

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate each of the Original Investment Management Agreements. Accordingly, at a meeting held on July 31, 2007 (the “July Meeting”), the Board of each Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreement on behalf of each Fund. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that would generate additional fee savings at specified levels of complex-wide asset growth (as set forth in Appendix D). Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen’s financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP’s general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreements, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

•	the structure and terms of the Transaction, including MDP’s co-investor entities and their expected ownership interests and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

•	the strategic plan for Nuveen following the Transaction;

•	the governance structure for Nuveen following the Transaction;

•	any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM’s and Nuveen’s day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Funds;

•	any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

•	any anticipated effect on each Fund’s expense ratio (including advisory fees) following the Transaction;

•	any benefits or undue burdens imposed on the Funds as a result of the Transaction;

•	any legal issues for the Funds as a result of the Transaction;

•	the nature, quality and extent of services expected to be provided to the Funds following the Transaction, changes to any existing services and policies affecting the Funds, and cost-cutting efforts, if any, that may impact such services or policies;

•	any conflicts of interest that may arise for Nuveen or MDP with respect to the Funds;

•	the costs associated with obtaining necessary shareholder approvals, and who would bear those costs; and

•	from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Funds; (c) the costs of the services and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, the Board Members had completed their annual review of the Original Investment Management Agreements at the May Meeting and many of the factors considered at the annual review were applicable to their evaluation of the New Investment Management Agreements. Accordingly, in evaluating the New Investment Management Agreements, the Board Members relied upon their knowledge and experience with NAM and considered the information received and their evaluations and conclusions drawn at the annual review. The Independent Board Members evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

A.	Nature, Extent and Quality of Services

In evaluating the nature, quality and extent of the services expected to be provided by NAM under the New Investment Management Agreements, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM; the potential implications of regulatory restrictions on the Funds following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds.

The Board noted that the terms of each New Investment Management Agreement, including fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007). The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements are the same as the Original Investment Management Agreements. The Board Members further noted that key personnel who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen’s infrastructure or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP’s representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent, or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Funds and their shareholders is expected.

In addition to the above, the Board Members considered potential changes in the operations of each Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Funds’ transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Funds from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Funds’ ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill Lynch as principal. They also recognized that various regulations may require the Funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Funds’ operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such Funds’ historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch’s affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP’s or Merrill Lynch’s status as an affiliate of Nuveen would have a material adverse effect on any Fund’s ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual review at the May Meeting, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by NAM and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreements.

B.	Performance of the Funds

With respect to the performance of the Funds, the Board considered that the portfolio management personnel responsible for the management of the Funds’ portfolios were expected to continue to manage the portfolios following the completion of the Transaction.

In addition, the Board Members recently reviewed Fund performance at the May Meeting as described above and determined that Fund performance was satisfactory or better, subject to the following. With respect to certain municipal closed-end funds with relative short-term underperformance, the Board Members concluded NAM was taking steps to evaluate the factors affecting performance and those steps would continue following the Transaction. Further, the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreements.

C.	Fees, Expenses and Profitability

As described in more detail above, during the annual review the Board Members considered, among other things, the management fees and expenses of the Funds, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the annual review, the Board Members determined that the Fund’s advisory fees and expenses were reasonable. In evaluating the costs of services to be provided by NAM under the New Investment Management Agreements and the profitability of Nuveen for its advisory activities, the Board Members considered their prior conclusions at the annual review and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee is composed of two components — a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreements to be paid to NAM is identical to that under the Original Investment Management Agreements, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. See Appendix D for both the prior and the new complex-wide fee schedule. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Agreements. Accordingly, the terms of the complex-wide component under the New Investment Management Agreements are the same as under the Original Investment Management Agreements. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing of the Transaction that it will not increase gross management fees for any Fund and will not reduce voluntary expense reimbursement levels for any Fund from their currently scheduled prospective levels. Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction. In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board’s prior evaluation of fees and expenses at the annual renewal, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability, at the recent annual review, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities continues to be reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreements and these same terms will apply to the New Investment Management Agreements. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E.	Indirect Benefits

During their recent annual review, the Board Members considered any indirect benefits that NAM may receive as a result of its relationship with the Funds, as described above. As the policies and operations of Nuveen are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by NAM or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Funds under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Funds as a result of the Transaction or transact any business with or on behalf of the Funds (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Funds as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Funds and likely would experience a noticeable reduction in the volume of agency transactions with the Funds).

F.	Other Considerations

In addition to the factors above, the Board Members also considered the following with respect to the Funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act (as described above). In this regard, to help ensure that an unfair burden is not imposed on the Funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Fund; (ii) not to reduce voluntary expense reimbursement levels for any Fund from their currently scheduled prospective levels during that period; (iii) that no Fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that NAM shall not cause the Funds and other municipal funds that NAM manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what NAM has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other “minority owners” to fill the void necessitated by not being able to use Merrill Lynch).

•	The Funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members, in which case a portion of such costs will be borne by the applicable Funds).

•	The reputation, financial strength and resources of MDP.

•	The long-term investment philosophy of MDP and anticipated plans to grow Nuveen’s business to the benefit of the Funds.

•	The benefits to the Funds as a result of the Transaction including: (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen’s distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP’s experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

•	The historic premium and discount levels at which the shares of the Funds have traded at specified dates with particular focus on the premiums and discounts after the announcement of the Transaction, taking into consideration recent volatile market conditions and steps or initiatives considered or undertaken by NAM to address discount levels.

G.	Conclusion

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreements are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to each Fund and that the New Investment Management Agreements should be approved and recommended to shareholders.

III.	Approval of Interim Contracts

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved Interim Investment Management Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements. The terms of each Interim Investment Management Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement, respectively, except for the term and escrow provisions described above. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreement are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreement.

Information about the Adviser

NAM, a registered investment adviser, is a wholly-owned subsidiary of Nuveen. Founded in 1898, Nuveen and its affiliates had approximately $172 billion in assets under management as of June 30, 2007. Nuveen is currently a publicly traded company. Nuveen is currently listed on the New York Stock Exchange and trades under the symbol “JNC.”

The principal occupation of the officers and directors of NAM is shown in Appendix E. The business address of NAM, Nuveen and each principal executive officer and director of NAM is 333 West Wacker Drive, Chicago, Illinois 60606.

Tim Schwertfeger, Chairman of the Board, acquired 1,035,000 shares of Class A common stock of Nuveen and sold 813,449 shares of Class A common stock of Nuveen since October 1, 2005. Mr. Schwertfeger received $32,862,547 in exchange for his shares of Nuveen sold.

Mr. Schwertfeger is currently a Director and Non-Executive Chairman of Nuveen. Prior to July 1, 2007, he was Chairman and CEO of Nuveen. In addition to his interests as a stockholder of Nuveen, Mr. Schwertfeger has interests in the Transaction. As a result of the Transaction,

Mr. Schwertfeger’s outstanding options to acquire shares of Nuveen common stock under various Nuveen stock option plans will be cashed out and his outstanding shares of restricted stock (and deferred restricted stock) granted under Nuveen’s equity incentive plans will become fully vested and will be converted into the right to receive a cash payment. Based on the number of options and shares of restricted stock held by Mr. Schwertfeger as of July 19, 2007, without regard to any deductions for withholding taxes, his options and restricted stock are valued at $118,621,561.61 and $29,405,661.18, respectively.

Mr. Schwertfeger has an employment agreement with Nuveen which provides for certain payments to Mr. Schwertfeger if his employment is terminated under the circumstances described in such agreement. The appointment of another individual to serve as Chief Executive Officer of Nuveen effective July 1, 2007 gives Mr. Schwertfeger a basis to terminate his employment agreement for good reason and the right to receive the payments described therein. Windy City and Mr. Schwertfeger have informed Nuveen that they have reached an agreement in principle under which, among other things, Mr. Schwertfeger would waive his rights upon a good reason termination and Windy City would permit Mr. Schwertfeger to purchase, on terms similar to MDP, equity of Windy City or the surviving corporation after the Transaction.

If Mr. Schwertfeger’s employment were to be terminated immediately following the completion of the Transaction and assuming that the Transaction were to be completed on October 1, 2007, he would be entitled to severance payments totaling $54,908,238.

If Mr. Schwertfeger were to retire on October 1, 2007, under Nuveen’s Retirement Plan and Excess Benefit Retirement Plan, the present value of his early retirement benefits would be $4,691,653.

Shareholder Approval

To become effective with respect to a particular Fund, the New Investment Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with the Common and Preferred shareholders voting together as a single class for those Funds that issued Preferred Shares. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. Each New Investment Management Agreement was approved by the Board of the respective Fund after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. The Board of each Fund also determined to submit the Fund’s New Investment Management Agreement for consideration by the shareholders of the Fund.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR approval of the New Investment Management Agreement.

2.	Ratification of Independent Registered Public Accounting Firm

The Independent Board Members of each Fund’s Board have unanimously selected Ernst & Young LLP (“E&Y”) as the Fund’s independent registered public accounting firm to audit the books and records of each Fund for each Fund’s current fiscal year. The selection of E&Y as the independent registered public accounting firm of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of the Fund present and entitled to vote on the matter. A representative of E&Y is expected to be present at the Meeting and will be available to respond to any appropriate questions and to make a statement if he or she wishes. E&Y has informed each Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment management company sponsored by Nuveen.

Audit and Related Fees. The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund, including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees(1)		Audit Related Fees				Tax Fees(2)				All Other Fees(3)
					Adviser and				Adviser and				Adviser and
	Fund		Fund		Adviser Entities		Fund		Adviser Entities		Fund		Adviser Entities
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	2006	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006	2007

Select Maturities	$9,192	$9,674	$0	$0	$0	$0	$405	$0	$2,400	$0	$0	$0	$0	$0
Select Portfolio	12,030	12,684	0	0	0	0	410	0	2,400	0	0	0	0	0
Select Portfolio 2	12,400	13,103	0	0	0	0	410	0	2,400	0	0	0	0	0
Select Portfolio 3	10,680	11,265	0	0	0	0	407	0	2,400	0	0	0	0	0
California Portfolio	8,327	8,778	0	0	0	0	404	0	2,400	0	0	0	0	0
New York Portfolio	7,432	7,825	0	0	0	0	402	0	2,400	0	0	0	0	0

	Audit Fees(1)		Audit Related Fees				Tax Fees(2)				All Other Fees(3)
					Adviser and				Adviser and				Adviser and
	Fund		Fund		Adviser Entities		Fund		Adviser Entities		Fund		Adviser Entities
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	2005	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005	2006	2005	2006

California Dividend Advantage	$18,320	$19,518	$0	$0	$0	$0	$1,009	$400	$2,200	$2,200	$2,700	$2,900	$0	$0
California Dividend Advantage 2	13,481	14,426	0	0	0	0	776	400	2,200	2,200	2,700	2,900	0	0
California Dividend Advantage 3	18,395	19,709	0	0	0	0	1,013	400	2,200	2,200	2,700	2,900	0	0
California Premium Income	8,660	9,215	0	0	0	0	414	400	2,200	2,200	2,700	2,900	0	0
Insured California Dividend Advantage	13,938	14,865	0	0	0	0	972	400	2,200	2,200	2,700	2,900	0	0
Insured California Tax-Free Advantage	8,764	9,342	0	0	0	0	692	400	2,200	2,200	2,700	2,900	0	0
Insured Premium Income 2	24,344	25,811	0	0	0	0	490	400	2,200	0	2,750	2,950	0	0
Dividend Advantage	26,714	28,471	0	0	0	0	1,416	400	2,200	0	2,750	2,950	0	0
Dividend Advantage 2	21,675	23,216	0	0	0	0	1,340	400	2,200	0	2,750	2,950	0	0
Dividend Advantage 3	27,440	29,311	0	0	0	0	1,445	400	2,200	0	2,750	2,950	0	0
Insured Dividend Advantage	21,890	23,278	0	0	0	0	1,356	400	2,200	0	2,750	2,950	0	0
Insured Tax-Free Advantage	15,435	16,438	0	0	0	0	947	400	2,200	0	2,750	2,950	0	0
Municipal High Income	17,462	18,929	0	0	0	0	456	400	2,200	0	650	700	0	0
New York Dividend Advantage	10,678	11,312	0	0	0	0	641	400	2,200	2,400	2,750	2,950	0	0
New York Dividend Advantage 2	9,119	9,665	0	0	0	0	566	400	2,200	2,400	2,750	2,950	0	0
Insured New York Dividend Advantage	10,000	10,589	0	0	0	0	608	400	2,200	2,400	2,750	2,950	0	0
Insured New York Tax-Free Advantage	7,526	8,011	0	0	0	0	645	400	2,200	2,400	2,750	2,950	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. Amounts reported for each respective Fund under the column heading “Adviser and Adviser Entities” represents amounts billed to the Adviser, by each Fund’s independent registered public accounting firm, exclusively for the preparation of the Fund’s tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds, these fees amounted to $161,400 in 2006. Beginning with fund fiscal years ended August 31, 2006, Ernst & Young LLP no longer prepares the fund tax returns.

(3)	“All Other Fees” are the aggregate fees billed for products and services for agreed-upon procedures engagements performed for leveraged funds.

Non-Audit Fees. The following tables provide the aggregate non-audit fees billed by each Fund’s independent registered public accounting firm for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund’s last two fiscal years.

			Total Non-Audit Fees Billed to
			Adviser and Adviser Entities
			(Engagements Related Directly		Total Non-Audit Fees Billed to
	Total Non-Audit		to the Operations and		Adviser and Adviser Entities
	Fees Billed to Fund		Financial Reporting of Fund)		(All Other Engagements)		Total
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Fund	Ended 2006	Ended 2007	Ended 2006	Ended 2007	Ended 2006	Ended 2007	Ended 2006	Ended 2007

Select Maturities	$405	$0	$2,400	$0	$0	$0	$2,805	$0
Select Portfolio	410	0	2,400	0	0	0	2,810	0
Select Portfolio 2	410	0	2,400	0	0	0	2,810	0
Select Portfolio 3	407	0	2,400	0	0	0	2,807	0
California Portfolio	404	0	2,400	0	0	0	2,804	0
New York Portfolio	402	0	2,400	0	0	0	2,802	0

			Total Non-Audit Fees Billed to
			Adviser and Adviser Entities
			(Engagements Related Directly		Total Non-Audit Fees Billed to
	Total Non-Audit		to the Operations and		Adviser and Adviser Entities
	Fees Billed to Fund		Financial Reporting of Fund)		(All Other Engagements)		Total
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Fund	Ended 2005	Ended 2006	Ended 2005	Ended 2006	Ended 2005	Ended 2006	Ended 2005	Ended 2006

California Dividend Advantage	$3,709	$3,300	$2,200	$2,200	$0	$0	$5,909	$5,500
California Dividend Advantage 2	3,476	3,300	2,200	2,200	0	0	5,676	5,500
California Dividend Advantage 3	3,713	3,300	2,200	2,200	0	0	5,913	5,500
California Premium Income	3,114	3,300	2,200	2,200	0	0	5,314	5,500
Insured California Dividend Advantage	3,672	3,300	2,200	2,200	0	0	5,872	5,500
Insured California Tax-Free Advantage	3,392	3,300	2,200	2,200	0	0	5,593	5,500
Insured Premium Income 2	3,240	3,350	2,200	0	0	0	5,440	3,350
Dividend Advantage	4,166	3,350	2,200	0	0	0	6,366	3,350
Dividend Advantage 2	4,090	3,350	2,200	0	0	0	6,290	3,350
Dividend Advantage 3	4,195	3,350	2,200	0	0	0	6,395	3,350
Insured Dividend Advantage	4,106	3,350	2,200	0	0	0	6,306	3,350
Insured Tax-Free Advantage	3,697	3,350	2,200	0	0	0	5,897	3,350
Municipal High Income	1,106	1,100	2,200	0	0	0	3,306	1,100
New York Dividend Advantage	3,391	3,350	2,200	2,400	0	0	5,591	5,750
New York Dividend Advantage 2	3,316	3,350	2,200	2,400	0	0	5,516	5,750
Insured New York Dividend Advantage	3,358	3,350	2,200	2,400	0	0	5,558	5,750
Insured New York Tax-Free Advantage	3,395	3,350	2,200	2,400	0	0	5,595	5,750

Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000. The audit committee operates under a written charter adopted and approved by each Board, a copy of which is attached as Appendix F.

For engagements with each Fund’s independent registered public accounting firm entered into on or after May 6, 2003, the audit committee approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR ratification of the selection of the independent auditors.

Additional Information

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the New York Stock Exchange or American Stock Exchange, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities.

Shareholder Proposals

To be considered for presentation at the annual meeting of shareholders of the Funds, except New York Dividend Advantage, New York Dividend Advantage 2, Insured New York Dividend Advantage and Insured New York Tax-Free Advantage, to be held in 2008, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than February 29, 2008. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s By-Laws, submit such written notice to the Fund not later than May 14, 2008 nor prior to April 29, 2008.

To be considered for presentation at the annual meeting of shareholders of California Dividend Advantage, California Dividend Advantage 2, California Dividend Advantage 3, California Premium Income, Insured California Dividend Advantage and Insured California Tax-Free Advantage to be held in 2007, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must have been received at the address above, not later than June 6, 2007. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s By-Laws, have submitted such written notice to the Fund not later than August 20, 2007 nor prior to August 5, 2007.

To be considered for presentation at the annual meeting of shareholders of New York Dividend Advantage, New York Dividend Advantage 2, Insured New York Dividend Advantage and Insured New York Tax-Free Advantage to be held in 2008, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the address above, not later than November 2, 2007. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s By-Laws, submit such written notice to the Fund not later than January 16, 2008 nor prior to January 1, 2008.

Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder, and identify the Fund (or Funds). If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the chair of the nominating and governance committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by Nuveen. Solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated cost of $14,000 per Fund plus reasonable expenses, which costs will be borne by Nuveen.

Fiscal Year

The last fiscal year end for each of the Funds is as follows: August 31, 2006 for California Dividend Advantage, California Dividend Advantage 2, California Dividend Advantage 3, California Premium Income, Insured California Dividend Advantage, and Insured California

Tax-Free Advantage September 30, 2006 for New York Dividend Advantage New York Dividend Advantage 2, Insured New York Dividend Advantage and Insured New York Tax-Free Advantage; October 31, 2006 for Insured Premium Income 2, Dividend Advantage, Dividend Advantage 2, Dividend Advantage 3, Insured Dividend Advantage, Insured Tax-Free Advantage and Municipal High Income; and March 31, 2007 for Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio.

Annual Report Delivery

Annual reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meetings. However, if other matters are properly presented to the Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meetings.

Failure of a quorum to be present at any Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Meeting to permit further solicitation of proxies with respect to a proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund’s By-Laws, an adjournment of a meeting with respect to a matter requires the affirmative vote of a majority of the shares entitled to vote on the matter present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy
Vice President and Secretary
August 22, 2007

Appendix A

Beneficial Ownership

The following table sets forth, for each Board Member and for the Board Members and Officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2006. The information as to beneficial ownership is based on statements furnished by each Board Member and Officer.

Fund Shares Owned By Board Members And Officers(1)

					Insured	Insured
	California	California	California	California	California	California	Insured					Insured	Insured
	Dividend	Dividend	Dividend	Premium	Dividend	Tax-Free	Premium	Dividend		Dividend	Dividend	Dividend	Tax-Free	Municipal	Select
Board Members	Advantage	Advantage 2	Advantage 3	Income	Advantage	Advantage	Income 2	Advantage		Advantage 2	Advantage 3	Advantage	Advantage	High Income	Maturities

Board Members who are not interested persons of the Fund
Robert P. Bremner	0	0	0	0	0	0	0	0		0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0	0	0		0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0		0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0		0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	0		0	0	0	0	660	0
Judith M. Stockdale	0	0	0	0	0	0	0	857		0	0	0	0	0	0
Carole E. Stone(2)	0	0	0	0	0	0	0	0		0	0	0	0	0	0
Board Member who is an interested person of the Fund
Timothy R. Schwertfeger	0	0	0	0	0	0	0	340	(3)	25,000	30,000	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0	0	2,887		26,000	32,100	0	0	660	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

(2)	In December 2006, Ms. Stone was appointed to each Fund’s Board effective January 1, 2007. Ms. Stone did not own shares of Nuveen funds prior to being appointed as a Board Member.

(3)	Fund Shares owned by Mr. Schwertfeger include 30 Preferred Shares of Dividend Advantage.

A-1

Fund Shares Owned By Board Members And Officers(1)

						New York	New York	Insured New	Insured New
	Select	Select	Select	California	New York	Dividend	Dividend	York Dividend	York Tax-Free
Board Members	Portfolio	Portfolio 2	Portfolio 3	Portfolio	Portfolio	Advantage	Advantage 2	Advantage	Advantage

Board Members who are not interested persons of the Fund
Robert P. Bremner	0	0	0	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0	0	0
Carole E. Stone(2)	0	0	0	0	0	0	0	0	0
Board Member who is an interested person of the Fund
Timothy R. Schwertfeger	0	0	0	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

(2)	In December 2006, Ms. Stone was appointed to each Fund’s Board effective January 1, 2007. Ms. Stone did not own shares of Nuveen funds prior to being appointed as a Board Member.

A-2

Appendix B

Dates Relating to Original Investment Management Agreements

Date Original
		Date Original	Investment
		Investment	Management
	Date of Original	Management	Agreement was
	Investment	Agreement was	Last Approved
	Management	Last Approved by	for Continuance
Fund	Agreement	Shareholders(1)	by Board

California Dividend Advantage	July 28, 2005	July 26, 2005	May 21, 2007
California Dividend Advantage 2	July 28, 2005	July 26, 2005	May 21, 2007
California Dividend Advantage 3	July 28, 2005	July 26, 2005	May 21, 2007
California Premium Income	July 28, 2005	July 26, 2005	May 21, 2007
Insured California Dividend Advantage	July 28, 2005	July 26, 2005	May 21, 2007
Insured California Tax-Free Advantage	July 28, 2005	July 26, 2005	May 21, 2007
Insured Premium Income 2	July 28, 2005	July 26, 2005	May 21, 2007
Dividend Advantage	July 28, 2005	July 26, 2005	May 21, 2007
Dividend Advantage 2	July 28, 2005	July 26, 2005	May 21, 2007
Dividend Advantage 3	July 28, 2005	July 26, 2005	May 21, 2007
Insured Dividend Advantage	July 28, 2005	July 26, 2005	May 21, 2007
Insured Tax-Free Advantage	July 28, 2005	July 26, 2005	May 21, 2007
Municipal High Income	July 28, 2005	July 26, 2005	May 21, 2007
Select Maturities	July 28, 2005	July 26, 2005	May 21, 2007
Select Portfolio	July 28, 2005	July 26, 2005	May 21, 2007
Select Portfolio 2	July 28, 2005	July 26, 2005	May 21, 2007
Select Portfolio 3	July 28, 2005	July 26, 2005	May 21, 2007
California Portfolio	July 28, 2005	July 26, 2005	May 21, 2007
New York Portfolio	July 28, 2005	July 26, 2005	May 21, 2007
New York Dividend Advantage	July 28, 2005	July 26, 2005	May 21, 2007
New York Dividend Advantage 2	July 28, 2005	July 26, 2005	May 21, 2007
Insured New York Dividend Advantage	July 28, 2005	July 26, 2005	May 21, 2007
Insured New York Tax-Free Advantage	July 28, 2005	July 26, 2005	May 21, 2007

(1)	The Original Investment Management Agreements were approved at a shareholder meeting held July 26, 2005 relating to a previous change in control of NAM.

B-1

Appendix C

FORM OF INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made this [     ] day of [     ], by and between <NAME OF FUND>, a <ENTITY’S STATE OF ORGANIZATION> (the “Fund”), and NUVEEN ASSET MANAGEMENT, a Delaware corporation (the “Adviser”).

W I T N E S S E T H

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1.	The Fund hereby employs the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objective and policies and limitations, and to administer the Fund’s affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Fund for the period and upon the terms herein set forth. The investment of the Fund’s assets shall be subject to the Fund’s policies, restrictions and limitations with respect to securities investments as set forth in the Fund’s then current registration statement under the Investment Company Act of 1940, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered closed-end, diversified management investment companies.

The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s transfer agent) for the Fund, to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund in any way, nor otherwise be deemed an agent of the Fund.

2.	For the services and facilities described in Section 1, the Fund will pay to the Adviser, at the end of each calendar month, an investment management fee equal to the sum of a Fund-Level Fee and a Complex-Level Fee.

A.	The Fund Level Fee shall be computed by applying the following annual rate to the average total daily net assets of the Fund:

Average Total Daily Net Assets(1)	Rate
<SCHEDULE>

B.	The Complex-Level Fee shall be calculated by reference to the daily net assets of the Eligible Funds, as defined below (with such daily net assets to include, in the case of Eligible Funds whose advisory fees are calculated by reference to net assets that include net assets attributable to preferred stock issued by or borrowings by the fund, such leveraging net assets) (“Complex-Level Assets”), pursuant to an annual fee schedule that results in the following effective Complex-Level Fee rate at each specified Complex-Level Asset level:

Complex-Level Asset Breakpoint Level	Effective Rate at Breakpoint Level
($ million)	(%)

55,000	0.2000
56,000	0.1996
57,000	0.1989
60,000	0.1961
63,000	0.1931
66,000	0.1900
71,000	0.1851
76,000	0.1806
80,000	0.1773
91,000	0.1691
125,000	0.1599
200,000	0.1505
250,000	0.1469
300,000	0.1445

C.	“Eligible Funds”, for purposes of this Agreement, shall mean all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Any open-end or closed-end funds that subsequently become part of the Nuveen complex because either (a) Nuveen Investments, Inc. or its affiliates acquire the investment adviser to such funds (or the adviser’s parent), or (b) Nuveen Investments, Inc. or its affiliates acquire the fund’s adviser’s rights under the management agreement for such fund, will be evaluated by both Nuveen management and the Nuveen Funds’ Board, on a case-by-case basis, as to whether or not these acquired funds would be included in the Nuveen complex of Eligible Funds and, if so, whether there would be a basis for any adjustments to the complex-level breakpoints.

D.	For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

3.	The Adviser shall arrange for officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

4.	Subject to applicable statutes and regulations, it is understood that officers, trustees, or agents of the Fund are, or may be, interested in the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund otherwise than as trustees, officers or agents.

5.	The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

6.	The Adviser currently manages other investment accounts and funds, including those with investment objectives similar to the Fund, and reserves the right to manage other such accounts and funds in the future. Securities considered as investments for the Fund may also be appropriate for other investment accounts and funds that may be managed by the Adviser. Subject to applicable laws and regulations, the Adviser will attempt to allocate equitably portfolio transactions among the portfolios of its other investment accounts and funds purchasing securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other accounts or funds simultaneously. In making such allocations, the main factors to be considered by the Adviser will be the respective investment objectives of the Fund and such other accounts and funds, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other accounts and funds, the size of investment commitments generally held by the Fund and such accounts and funds, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.

7.	This Agreement shall continue in effect until [August 1, 2008], unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the Investment Company Act of 1940.

This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser upon no less than sixty (60) days’ written notice to the other party. The Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth herein.

Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 2, earned prior to such termination.

8.	If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

9.	Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

10.	The Fund’s Declaration of Trust is on file with the Secretary of the <ENTITY’S STATE OF ORGANIZATION>. This Agreement is executed on behalf of the Fund by the Fund’s officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund’s Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.

11.	This Agreement shall be construed in accordance with applicable federal law and (except as to Section 10 hereof which shall be construed in accordance with the laws of <ENTITY’S STATE OF ORGANIZATION>) the laws of the State of Illinois.

IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year above written.

<NAME OF FUND>

by:
[Title]

Attest:
     [Title]

NUVEEN ASSET MANAGEMENT

by:
[Title]

Attest:
     [Title]

Appendix D

Complex-Level Fee Rates(1)

Effective Rate at
Complex Daily Net Assets	Complex Daily Net
Breakpoint Level	Assets

First $55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

Fund-Level Fee Rates, Aggregate
Management Fees Paid and Net Assets

			Fees Paid to the
	Fund Average		Adviser During Last	Net Assets as
Fund	Daily Net Assets	Fee Rate	Fiscal Year	of 6/30/07

California Dividend Advantage(2)	For the first $125 million	0.4500%	$3,350,026	$528,891,581
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets $2 billion and over	0.3750%

			Fees Paid to
			the Adviser
	Fund Average	Fee	During Last	Net Assets as
Fund	Daily Net Assets	Rate	Fiscal Year	of 6/30/07

California Dividend Advantage 2(3)	For the first $125 million	0.4500%	$2,104,016	$330,533,362
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets $2 billion and over	0.3750%

California Dividend Advantage 3(4)	For the first $125 million	0.4500%	$3,393,539	$539,175,264
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets $2 billion and over	0.3750%

California Premium Income	For the first $125 million	0.4500%	$811,073	$125,334,905
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets $5 billion and over	0.3750%

Insured California Dividend Advantage(5)	For the first $125 million	0.4500%	$2,210,635	$348,441,969
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets $2 billion and over	0.3750%

Insured California Tax-Free Advantage(6)	For the first $125 million	0.4500%	$841,555	$131,236,320
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets $2 billion and over	0.3750%

Insured Premium Income 2	For the first $125 million	0.4500%	$4,851,178	$775,912,134
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For the next $3 billion	0.3875%
	For net assets of $5 billion and over	0.3750%

			Fees Paid to
			the Adviser
	Fund Average	Fee	During Last	Net Assets as
Fund	Daily Net Assets	Rate	Fiscal Year	of 6/30/07

Dividend Advantage(2)	For the first $125 million	0.4500%	$5,485,410	$882,050,128
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets of $2 billion and over	0.3750%

Dividend Advantage 2(3)	For the first $125 million	0.4500%	$4,228,760	$678,962,111
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets of $2 billion and over	0.3750%

Dividend Advantage 3(4)	For the first $125 million	0.4500%	$5,696,085	$916,107,259
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets of $2 billion and over	0.3750%

Insured Dividend Advantage(5)	For the first $125 million	0.4500%	$4,242,846	$676,612,346
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets of $2 billion and over	0.3750%

Insured Tax-Free Advantage(6)	For the first $125 million	0.4500%	$2,593,376	$413,164,043
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets of $2 billion and over	0.3750%

Municipal High Income(7)	For the first $125 million	0.5500%	$3,732,074	$521,022,777
	For the next $125 million	0.5375%
	For the next $250 million	0.5250%
	For the next $500 million	0.5125%
	For the next $1 billion	0.5000%
	For net assets of $2 billion and over	0.4750%

			Fees Paid to
			the Adviser
	Fund Average	Fee	During Last	Net Assets as
Fund	Daily Net Assets	Rate	Fiscal Year	of 6/30/07

Select Maturities	For the first $125 million	0.3000%	$612,517	$125,115,792
	For the next $125 million	0.2875%
	For the next $250 million	0.2750%
	For the next $500 million	0.2625%
	For the next $1 billion	0.2500%
	For net assets of $2 billion and over	0.2375%

Select Portfolio	For the first $125 million	.0500%	$552,849	$237,496,457
	For the next $125 million	0.375%
	For the next $250 million	0.250%
	For the next $500 million	0.125%

Select Portfolio 2	For the first $125 million	0.1000%	$714,491	$253,282,775
	For the next $125 million	0.0875%
	For the next $250 million	0.0750%
	For the next $500 million	0.0625%
	For the next $1 billion	0.0500%
	For net assets of $2 billion and over	0.0375%

Select Portfolio 3	For the first $125 million	0.1000%	$525,211	$183,949,351
	For the next $125 million	0.0875%
	For the next $250 million	0.0750%
	For the next $500 million	0.0625%
	For the next $1 billion	0.0500%
	For net assets of $2 billion and over	0.0375%

California Portfolio	For the first $125 million	0.1000%	$262,540	$90,630,022
	For the next $125 million	0.0875%
	For the next $250 million	0.0750%
	For the next $500 million	0.0625%
	For the next $1 billion	0.0500%
	For net assets of $2 billion and over	0.0375%

New York Portfolio	For the first $125 million	0.1000%	$159,415	$54,900,030
	For the next $125 million	0.0875%
	For the next $250 million	0.0750%
	For the next $500 million	0.0625%
	For the next $1 billion	0.0500%
	For net assets of $2 billion and over	0.0375%

			Fees Paid to
			the Adviser
	Fund Average	Fee	During Last	Net Assets as
Fund	Daily Net Assets	Rate	Fiscal Year	of 6/30/07

New York Dividend Advantage(2)	For the first $125 million	0.4500%	$1,335,720	$206,909,028
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets over $2 billion	0.3750%

New York Dividend Advantage 2(3)	For the first $125 million	0.4500%	$923,447	$142,495,921
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets over $2 billion	0.3750%

Insured New York Dividend Advantage(5)	For the first $125 million	0.4500%	$1,154,579	$179,018,576
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets over $2 billion	0.3750%

Insured New York Tax-Free Advantage(6)	For the first $125 million	0.4500%	$502,558	$77,896,090
	For the next $125 million	0.4375%
	For the next $250 million	0.4250%
	For the next $500 million	0.4125%
	For the next $1 billion	0.4000%
	For net assets over $2 billion	0.3750%

(1)	Prior to August 20, 2007, the complex-level fee rates were based on the following schedule:

Effective Rate at
Complex Daily Net Assets	Complex Daily Net
Breakpoint Level	Assets

First $55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1698%
$125 billion	0.1617%
$200 billion	0.1536%
$250 billion	0.1509%
$300 billion	0.1499%

(2)	NAM has agreed to reimburse expenses with respect to the Fund at a decreasing rate for the next two periods ending July 31. For the period ending July 31, 2007, NAM reimbursed expenses at 0.15% of the Fund’s average daily net assets with the last such reimbursement for the period ending July 31, 2009 at 0.05% of the Fund’s average daily net assets.

(3)	NAM has agreed to reimburse expenses with respect to the Fund at a decreasing rate for the next four periods ending March 31. For the period ending March 31 2007, NAM reimbursed expenses at 0.25% of the Fund’s average daily net assets with the last such reimbursement for the period ending March 31, 2011 at 0.05% of the Fund’s average daily net assets.

(4)	NAM has agreed to reimburse expenses with respect to the Fund at a decreasing rate for the next five periods ending September 30. For the period ending September 30, 2006, NAM reimbursed expenses at 0.30% of the Fund’s average daily net assets with the last such reimbursement for the period ending September 30, 2011 at 0.05% of the Fund’s average daily net assets.

(5)	NAM has agreed to reimburse expenses with respect to the Fund at a decreasing rate for the next five periods ending March 31. For the period ending March 31, 2007, NAM reimbursed expenses at 0.30% of the Fund’s average daily net assets with the last such reimbursement for the period ending March 31, 2012 at 0.05% of the Fund’s average daily net assets.

(6)	NAM has agreed to reimburse expenses with respect to the Fund at a decreasing rate for the next four periods ending November 30. For the period ending November 30, 2006, NAM reimbursed expenses at 0.32% of the Fund’s average daily net assets with the last such reimbursement for the period ending November 30, 2010 at 0.08% of the Fund’s average daily net assets.

(7)	NAM has agreed to reimburse expenses with respect to the Fund at a decreasing rate for the next five periods ending November 30. For the period ending November 30, 2006, NAM reimbursed expenses at 0.32% of the Fund’s average daily net assets with the last such reimbursement for the period ending November 30, 2011 at 0.08% of the Fund’s average daily net assets.

Appendix E

Officers and Directors of Nuveen Asset Management (“NAM”)

Name	Principal Occupation

John P. Amboian	Chief Executive Officer, President and Director of Nuveen Investments, Inc. and Nuveen Asset Management, Nuveen Investments, LLC, Rittenhouse Asset Management, Inc., Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.
Peter H. D’Arrigo	Vice President and Treasurer of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse Asset Management, Inc. and Nuveen Investments Holdings, Inc.; Assistant Treasurer of NWQ Investments Management Company, LLC; Treasurer of Santa Barbara Asset Management, LLC; Vice President and Treasurer of funds in Nuveen fund complex.
William M. Fitzgerald	Managing Director and Chief Investment Officer of Nuveen Asset Management; Vice President of Nuveen Investments Advisers Inc.; Vice President of funds in Nuveen fund complex.
Sherri A. Hlavacek	Vice President and Corporate Controller of Nuveen Asset Management, Nuveen Investments, Inc., Nuveen Investments, LLC, Rittenhouse Asset Management, Inc., Nuveen Investments Institutional Services Group LLC and Nuveen Investments Holdings, Inc.
Mary E. Keefe	Managing Director of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Asset Management, Nuveen Investments, LLC and Nuveen Investments Advisers Inc.; and Chief Compliance Officer of HydePark Investment Strategies, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen Investments Institutional Services Group LLC and Rittenhouse Asset Management, Inc.
John L. MacCarthy	Senior Vice President and Secretary of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse Asset Management, Inc; Nuveen Investments Holdings, Inc.; Nuveen Investments Advisers Inc., NWQ Holdings, LLC and Nuveen Investments Institutional Services Group LLC; Assistant Secretary of NWQ Investment Management Company, LLC and Tradewinds Global Investors, LLC; Secretary of Symphony Asset Management LLC and Santa Barbara Asset Management, LLC.
Larry W. Martin	Vice President and Assistant Secretary of Nuveen Investments, LLC, Nuveen Investments, Inc., Rittenhouse Asset Management, Inc., Nuveen Asset Management and Nuveen Investments Advisers Inc.; Assistant Secretary of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC; Vice President and Assistant Secretary of funds in Nuveen fund complex.
Kevin J. McCarthy	Vice President and Assistant Secretary of Nuveen Investments, LLC, Nuveen Asset Management, Nuveen Investments Advisers Inc., Nuveen Investments Institutional Services Group LLC and Rittenhouse Asset Management; Vice President and Secretary of funds in Nuveen fund complex.
Timothy R. Schwertfeger	Director and Non-Executive Chairman of Nuveen Investments, Inc.; and Chairman of the Board and Board Member of funds in Nuveen fund complex.
Glenn R. Richter	Executive Vice President, Chief Administrative Officer of Nuveen Investments, Inc.; Executive Vice President of Nuveen Asset Management, Nuveen Investments, LLC and Nuveen Investments Holdings, Inc.; Chief Administrative Officer of NWQ Holdings, LLC.
Gifford R. Zimmerman	Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC and Nuveen Asset Management; Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Assistant Secretary of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc.; Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc.; Chief Administrative Officer of funds in Nuveen fund complex.

E-1

Appendix F

NUVEEN FUND BOARD
AUDIT COMMITTEE CHARTER

I.	Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10a of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II.	Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds’ compliance with legal and regulatory requirements; (4) the independent auditors’ qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

1.	Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

2.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

3.	Discussing with management the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

4.	Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’

selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

5.	Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds’ financial statements.

6.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7.	Discussing with Fund management the Funds’ major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

8.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

1.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

2.	Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors’ evaluation of the Funds’ financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

3.	Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10a of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

4.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5.	Reviewing any reports from the independent auditors mandated by Section 10a(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10a(b).

6.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

8.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

1.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

2.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

1.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

2.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

3.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

4.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, NAV errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

5.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

6.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

7.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

8.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

9.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

1.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

2.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

3.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

4.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

5.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds’ financial statements or accounting policies.

6.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

7.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

8.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

9.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

10.	Undertaking an annual review of the performance of the Audit Committee.

11.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	NAC-MDP1007

Nuveen Investments • 333 West Wacker Dr. •
Chicago IL 60606
www.nuveen.com
999 999 999 999 99
3 EASY WAYS TO VOTE YOUR PROXY
1.	Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.

2.	On the Internet at www.proxyweb.com, and follow the simple instructions.

3.	Sign, Date and Return this proxy card using the enclosed postage-paid envelope.

FUND NAME PRINTS HERE
COMMON SHARES
THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR A SPECIAL MEETING OF SHAREHOLDERS, OCTOBER 12, 2007

The Special Meeting of shareholders will be held Friday, October 12, 2007 at 10:00 a.m. Central time, in the 31st Floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on October 12, 2007, or any adjournment or adjournments thereof.
WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (888) 221-0697 OR OVER THE INTERNET (www.proxyweb.com).

ê                Date:
SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT.
(Please sign in Box)
[                                                                                     ]
NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

ê	êETF-MA-S-MM

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.
Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal.

ê	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒	ê
PLEASE DO NOT USE FINE POINT PENS.

		FOR	AGAINST	ABSTAIN

1.	To approve a new investment management agreement between each Fund and Nuveen Asset Management (“NAM”), each Fund’s investment adviser.	☐	☐	☐

2.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the current fiscal year.	☐	☐	☐

3.	To transact such other business as may properly come before the Special Meeting.

PLEASE SIGN ON REVERSE SIDE

ê	ê ETF-MA-S-MM

Nuveen Investments • 333 West Wacker Dr. •
Chicago IL 60606
www.nuveen.com
999 999 999 999 99
3 EASY WAYS TO VOTE YOUR PROXY
1.	Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.

2.	On the Internet at www.proxyweb.com, and follow the simple instructions.

3.	Sign, Date and Return this proxy card using the enclosed postage- paid envelope.

FUND NAME PRINTS HERE
MUNIPREFERRED SHARES
THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR A SPECIAL MEETING OF SHAREHOLDERS, OCTOBER 12, 2007

The Special Meeting of shareholders will be held Friday, October 12, 2007 at 10:00 a.m. Central time, in the 31st Floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on October 12, 2007, or any adjournment or adjournments thereof.
WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (888) 221-0697 OR OVER THE INTERNET (www.proxyweb.com).

ê               Date:
SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT.
(Please sign in Box)
[                                                                                    ]
NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

ê	êETF-MA-S-P-MM

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.
Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal.

ê	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒	ê
PLEASE DO NOT USE FINE POINT PENS.

		FOR	AGAINST	ABSTAIN

1.	To approve a new investment management agreement between each Fund and Nuveen Asset Management (“NAM”), each Fund’s investment adviser.	☐	☐	☐

2.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the current fiscal year.	☐	☐	☐

3.	To transact such other business as may properly come before the Special Meeting.
PLEASE SIGN ON REVERSE SIDE

ê	ê ETF-MA-S-P-MM